SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
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                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           May 15, 1997

                       ROYAL OAK MINES INC.
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          (Exact name of registrant as specified in its charter)

                 Commission File Number 1-4350

ONTARIO, CANADA                      98-0160821
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(State or other jurisdiction of      (I.R.S. Employer Identification
incorporation or organization)       No.)

c/o Royal Oak Mines (USA) Inc.
5501 Lakeview Drive
Kirkland,  Washington
U.S.A                                        98033
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(Address of principal executive offices)     (Postal/Zip Code)

(206) 822-8992
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Registrant's telephone number, including
area code












Item 5.   Other Events

     On May 15, 1997, the Registrant issued the press release set forth as
Exhibit 99.1 hereto, which press release is hereby incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c) Exhibits

          99.1 Royal Oak Mines Inc. press release, dated May 15, 1997.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                           ROYAL OAK MINES INC.

Date:     May 15, 1997                  By:/s/James H. Wood
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                                           James H. Wood
                                           Chief Financial Officer